AS FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION ON APRIL 28, 1995

                                                   Registration No. 33-



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933
                               ------------------

                           AVERY DENNISON CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


             DELAWARE                                            95-1492269
   (State or Other Jurisdiction                               (I.R.S.Employer
 of Incorporation or Organization)                          Identification No.)

    150 NORTH ORANGE GROVE BOULEVARD
         PASADENA, CALIFORNIA                                       91103
(Address of Principal Executive Offices)                          (Zip Code)

                               ------------------


                           AVERY DENNISON CORPORATION
                             EMPLOYEE SAVINGS PLAN


                               ------------------



                        ROBERT G. VAN SCHOONENBERG, ESQ.
                        VICE PRESIDENT, GENERAL COUNSEL
                                 AND SECRETARY
                           AVERY DENNISON CORPORATION
                        150 NORTH ORANGE GROVE BOULEVARD
                           PASADENA, CALIFORNIA 91103
                                 (818) 304-2000
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)

                                    Copy to:

                             ROBERT A. KOENIG, ESQ.
                                LATHAM & WATKINS
                             633 WEST FIFTH STREET
                                   SUITE 4000
                         LOS ANGELES, CALIFORNIA 90071
                                 (213) 485-1234

                        Calculation of Registration Fee

                                                                  Proposed
                                   Amount        Proposed         Maximum
                                 of Shares       Maximu m         Aggregate     Amount of
    Title of Each Class of         to be       Offering Price     Offering     Registration
 Securities to be Registered     Registered     Per Share(2)       Price           Fee
 ---------------------------     ----------    --------------    -----------   ------------
Common Stock
$1.00 par value (1)               900,000         $39.25         $35,325,000     $12,181.04

Preferred Share
Purchase Rights (3)               900,000          (3)               (3)           $100.00

(1) Pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Avery Dennison Corporation Employee Savings Plan. $50,000,000 of such participations, and the related Common Stock and Preferred Share Purchase Rights of the Company, have been previously registered pursuant to Form S-8 Registration Statement Nos. 33-1132 and 33-03637.


(Cover continued on next page)

(2) For purposes of computing the registration fee only. Pursuant to Rule 457(h), the Proposed Maximum Offering Price Per Share is based upon the average of the high and low prices for the Company's Common Stock on the composite tape for the New York Stock Exchange on April 24, 1995.

(3) Preferred Share Purchase Rights ("Rights") are attached to and trade with Common Stock of the Company. The value attributable to such Rights, if any, is reflected in the market price of the Common Stock. Fee paid represents the minimum statutory fee pursuant to Section 6(b) of the Securities Act of 1933.

                                     PART I

Item 1.  Plan Information

         Not required to be filed with this Registration Statement.


Item 2.  Registrant Information and Employee Plan Annual Information

         Not required to be filed with this Registration Statement.


                                    PART II

Item 3.  Incorporation of Documents by Reference

       The following documents filed with the Commission by Avery Dennison Corporation, a Delaware corporation (the "Company"), or by the Avery Dennison Corporation Employee Savings Plan (the "Plan"), are incorporated as of their respective dates in this Registration Statement by reference:

       A. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994;

       B. All other reports filed by the Company pursuant to Sections 13(a) and 15(d) of the Securities Exchange Act of 1934 since December 31, 1994; and

       C. Description of the Company's Common Stock contained in the Company's Registration Statement on Form S-4 filed with the Commission on July 25, 1990 (No. 33-35995).

       D. The Plan's Annual Report on Form 11-K for the fiscal year ended November 30, 1993.

       All documents filed by the Company or the Plan pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, are incorporated by reference in this registration statement and are a part hereof from the date of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

       The contents of the Registration Statements on Form S-8 (Registration Nos. 33-1132 and 33-03637) of Avery Dennison Corporation (formerly Avery International Corporation) relating to $50,000,000 of participations in the Plan and shares of Common Stock and Preferred Share Purchase Rights which may be purchased under the Plan are incorporated by reference herein in their entirety.


Item 4.  Description of Securities

         Not applicable.


Item 5.  Interests of Named Experts and Counsel

         Not applicable.

Item 6.  Indemnification of Directors and Officers

       Section 145 of the Delaware General Corporation Law provides that a corporation shall have the power, and in some cases is required, to indemnify an agent, including an officer or director, who was or is a party or is threatened to be made a party to any proceedings, against certain expenses, judgments, fines, settlements and other amounts under certain circumstances. Article VI of the Registrant's Bylaws requires indemnification of the Registrant's officers and directors to the maximum extent permitted by the Delaware General Corporation Law, and the Registrant maintains insurance covering certain liabilities of the directors and officers of the Registrant and its subsidiaries. The Registrant has also entered into contractual arrangements with its directors and officers pursuant to which such persons may be entitled to indemnity from the Registrant against certain liabilities arising from the discharge of their duties in such capacities.


Item 7.  Exemption from Registration Claimed

         Not applicable.


Item 8.  Exhibits

       3.1 Restated Articles of Incorporation. Incorporated by reference to Exhibit B to Registrant's Proxy Statement dated February 28, 1977 for Annual Meeting of Stockholders March 30, 1977.

       3.1.1 Amendment to Certificate of Incorporation, filed April 10, 1984 with Office of Delaware Secretary of State. Incorporated by reference to Exhibit 3.1.1 to Registrant's 1983 Annual Report on Form 10-K.

       3.1.2 Amendment to Certificate of Incorporation, filed April 11, 1985 with Office of Delaware Secretary of State. Incorporated by reference to Exhibit 3.1.2 to Registrant's 1984 Annual Report on Form 10-K.

       3.1.3 Amendment to Certificate of Incorporation, filed April 6, 1987 with Office of Delaware Secretary of State. Incorporated by reference to Exhibit 3.1.3 to Registrant's 1986 Annual Report on Form 10-K.

       3.1.4 Amendment to Certificate of Incorporation, filed October 17, 1990 with Office of Delaware Secretary of State. Incorporated by reference to Exhibit 3.1 to Registrant's Current Report on Form 8-K filed October 31, 1990.

       3.2 Bylaws, as amended. Incorporated by reference to Exhibit 3.2 to Registrant's 1994 Annual Report on Form 10-K.

       4.1      Eleventh Amendment to Avery Dennison Corporation Employee
                Savings Plan.

       4.2      Twelfth Amendment to Avery Dennison Corporation Employee Savings
                Plan.

       4.3 Thirteenth Amendment to Avery Dennison Corporation Employee Savings Plan.

       5.1      Internal Revenue Service determination letter dated November 6,
                1990.

       23.1     Consent of Coopers & Lybrand L.L.P.

       24       Power of Attorney (page S-1).


Item 9.  Undertakings

       (a) The undersigned registrant hereby undertakes:

           (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

          Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) shall not apply to information contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

       (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and each filing of the Plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

       (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

       (d) Pursuant to Item 8(b) of Form S-8, in lieu of an Internal Revenue Service ("IRS") determination letter that the Plan is qualified under Section 401 of the Internal Revenue Code of 1986, as amended, the undersigned registrant hereby undertakes to submit the Plan and any amendments thereto to the IRS in a timely manner and will make all changes required by the IRS to qualify the Plan.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pasadena, State of California, on this 27th day of April, 1995.

                               AVERY DENNISON CORPORATION

                               By:   /s/ R. Gregory Jenkins
                                  -------------------------------
                                      R. Gregory Jenkins
                                   Senior Vice President, Finance
                                     and Chief Financial Officer



    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby authorizes Charles D. Miller, Philip M. Neal and R. Gregory Jenkins, or any of them, as attorney-in-fact, with full power of substitution, to sign on his or her behalf, individually and in such capacity stated below, and to file any amendments, including post-effective amendments or supplements, to this Registration Statement.


         SIGNATURE                     TITLE                      DATE
         ---------                     -----                      ----


/s/   Charles D. Miller          Chairman and Chief           April 27, 1995
- ----------------------------      Executive Officer;
      Charles D. Miller           Director


/s/    Philip M. Neal            President; Director          April 27, 1995
- ----------------------------
       Philip M. Neal

/s/   R. Gregory Jenkins         Senior Vice President,       April 27, 1995
- ----------------------------      Finance and Chief
      R. Gregory Jenkins          Financial Officer
                                  (Principal Financial
                                  Officer)

/s/    Thomas E. Miller          Vice President and           April 27, 1995
- ----------------------------      Controller (Principal
       Thomas E. Miller           Accounting Officer)

/s/    R. Stanton Avery          Founder and Chairman         April 27, 1995
- ----------------------------      Emeritus; Director
       R. Stanton Avery


/s/    H. Russell Smith          Chairman of the Executive    April 27, 1995
- ----------------------------      Committee; Director
       H. Russell Smith

           SIGNATURE                     TITLE                     DATE
           ---------                     -----                     ----


/s/  Dwight L. Allison, Jr.     Director                     April 27, 1995
- ----------------------------
     Dwight L. Allison, Jr.


/s/     John C. Argue           Director                     April 27, 1995
- ----------------------------
        John C. Argue


/s/      Joan T. Bok            Director                     April 27, 1995
- ----------------------------
         Joan T. Bok


/s/    Frank V. Cahouet         Director                     April 27, 1995
- ----------------------------
       Frank V. Cahouet


/s/    F. Daniel Frost          Director                     April 27, 1995
- ----------------------------
       F. Daniel Frost


/s/    Richard M. Ferry         Director                     April 27, 1995
- ----------------------------
       Richard M. Ferry


/s/    Peter W. Mullin          Director                     April 27, 1995
- ----------------------------
       Peter W. Mullin


/s/   Sidney R. Petersen        Director                     April 27, 1995
- ----------------------------
      Sidney R. Petersen


- ----------------------------    Director                     April __, 1995
      John B. Slaughter


/s/ Lawrence R. Tollenaere      Director                     April 27, 1995
- ----------------------------
    Lawrence R. Tollenaere

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Avery Dennison Corporation Employee Savings Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pasadena, State of California, on this 27th of April, 1995.

                              AVERY DENNISON CORPORATION, Administrator


                              By  /s/ Charles D. Miller, Chairman
                                ---------------------------------------
                                      Charles D. Miller, Chairman
                                      and Chief Executive Officer

                               INDEX TO EXHIBITS


EXHIBIT                                                                    PAGE
- ----------                                                                 ----
3.1          Restated Articles of Incorporation.  Incorporated by          N/A
             reference to Exhibit B to Registrant's Proxy Statement dated February 28, 1977 for Annual Meeting of
             Stockholders March 30, 1977.

3.1.1        Amendment to Certificate of Incorporation, filed April 10,    N/A
             1984 with Office of Delaware Secretary of State.
             Incorporated by reference to Exhibit 3.1.1 to Registrant's
             1983 Annual Report on Form 10-K.

3.1.2        Amendment to Certificate of Incorporation, filed April 11,    N/A
             1985 with Office of Delaware Secretary of State.
             Incorporated by reference to Exhibit 3.1.2 to Registrant's
             1984 Annual Report on Form 10-K.

3.1.3        Amendment to Certificate of Incorporation, filed April 6,     N/A
             1987 with Office of Delaware Secretary of State.
             Incorporated by reference to Exhibit 3.1.3 to Registrant's
             1986 Annual Report on Form 10-K.

3.1.4        Amendment to Certificate of Incorporation, filed October      N/A
             17, 1990 with Office of Delaware Secretary of State.
             Incorporated by reference to Exhibit 3.1 to Registrant's
             Current Report on Form 8-K filed October 31, 1990.

3.2          Bylaws, as amended.  Incorporated by reference to Exhibit     N/A
             3.2 to Registrant's 1994 Annual Report on Form 10-K.

4.1          Eleventh Amendment to Avery Dennison Corporation
             Employee Savings Plan.

4.2          Twelfth Amendment to Avery Dennison Corporation
             Employee Savings Plan.

4.3          Thirteenth Amendment to Avery Dennison Corporation
             Employee Savings Plan.

5.1          Internal Revenue Service determination letter dated
             November 6, 1990.

23.1         Consent of Coopers & Lybrand L.L.P.

24           Power of Attorney (page S-1).                                 N/A